[Scudder Investments New Asia logo]

SCUDDER NEW ASIA FUND, INC.

Semiannual Report

June 30, 2002

A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Asian companies.

Scudder New Asia Fund, Inc.

Investment Objective and Policies

• long-term capital appreciation through investment primarily in the equity securities of Asian companies

Investment Characteristics

• a closed-end investment company investing in a broad spectrum of Asian companies and industries

• a vehicle for international diversification through participation in Asian stock markets

General Information

Executive Offices

Scudder New Asia Fund, Inc. 345 Park Avenue New York, NY 10154 For fund information: 1-800-349-4281 or cef.scudder.com

Transfer Agent and Registrar

Scudder Investments Service Company P.O. Box 219153 Kansas City, MO 64121-9153 For account information: 1-800-294-4366

Dividend Reinvestment Plan Agent

UMB Bank, N.A.

Legal Counsel

Dechert

Custodian

Brown Brothers Harriman & Co.

Independent Accountants

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol - SAF

Contents

<Click Here> Letter to Stockholders

<Click Here> Other Information

<Click Here> Investment Summary

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Stockholder Meeting Results

<Click Here> Dividend Reinvestment and Cash Purchase Plan

<Click Here> Privacy Statement

This report is sent to the stockholders of Scudder New Asia Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Letter to Stockholders

Dear Stockholders:

Despite a liquidity-driven reprieve during the fourth calendar quarter of 2001, Asian markets experienced significant pressures for the bulk of the six-month period ended June 30, 2002. These pressures were largely related to the U.S. stock market, as it was plagued by a confluence of concerns, including stretched equity valuations, accounting scandals, earnings revisions, bankruptcies and uncertainty over a U.S. economic recovery. The U.S. dollar has evidently succumbed to these concerns, weakening against virtually all other currencies. This weakness in the U.S. dollar appears to have ended a strong dollar trend that had been in place for more than five years.

Under these circumstances, we would typically expect to see the Asian equity markets sell off more than the U.S. markets, mainly because of reduced demand for Asian exports. This has not occurred so far. Asia appears to be less dependent on an upturn in U.S. technology investments than in the past, and more geared toward domestic demand and intraregional trade. Consumer confidence has been buoyed by lower interest rates as well as expanded personal credit and stimulation. Corporate earnings across Asia have continued to be revised upward as analysts become more confident regarding a domestic economic recovery.

Equity valuations in Asia have also supported markets, with the region currently trading at a discount well below its historic average. The smaller markets - particularly Thailand and Indonesia - demonstrated strong performance during the period, supported by domestic economic confidence and attractive valuations. The largest Asian market - Japan - also fared well. Japan began the period on a strong note, driven by a combination of government market-boosting measures and indications that economic activity had bottomed. As the period progressed, a strengthening yen and fears that the U.S. economy was losing steam threatened to undermine the economy's primary source of strength, prompting a modest pullback. Some markets proved more sensitive to developments in the United States. Markets such as Taiwan and the Philippines have underperformed.

Within all the markets, economically sensitive, non-technology areas have been the best performers. These include energy, basic materials and consumer cyclicals. Sentiment in technology for most of the period was jittery, resulting in a significant decline in technology shares. Similarly, Asian telecommunications stocks underperformed as global peers continued to fall.

Fund Performance

Despite this challenging backdrop, Scudder New Asia Fund's net asset value (NAV) total return gained 5.66 percent for the six-month period ended June 30, 2002. Its share price - quoted on the New York Stock Exchange - was up 8.75 percent to close at $9.20 per share.

The fund's performance for the period serves as an example of the benefits of the closed-end fund structure as well as the strategy of diversifying the portfolio across all Asian markets, including Japan. With roughly one-quarter of the portfolio dedicated to Japan, the fund's exposure to one of the world's largest markets proved advantageous; Japan surprised many investors with a sharp rebound during the period under review. In addition to regulatory changes that curbed short selling (thereby adding stability to the Japanese markets), the Japanese economy has experienced modest expansion, driven by the rebound in the export sector, as manufacturers rebuild inventories. Additionally, city banks have increased their reserves against non-performing loans (NPLs), a significant signal that the industry may finally be coming to grips with the long-standing NPL problem.

Several of our blue chip Japanese holdings added to returns during the period, as did some small, lesser-known companies which afforded the fund a higher return through the closed-end fund vehicle. Examples include Nitto Denko Corp., which is now among our top holdings. It is one of the leading film development companies in the world and produces the high-resolution film used in flat screens for desktop computers as well as notebook computers. With 60 percent market share, a niche product and solid management, Nitto Denko is an example of the kind of company uncovered by our bottom-up research efforts. Additionally, Deutsche Bank's numerous Asia-based analysts are expected to enhance information flow regarding these small cap companies. This research will help the portfolio manager better evaluate investments in smaller less liquid securities that the closed-end fund structure allows.

Our Korean holdings also contributed significantly to performance, as that market continued to rally well into the first quarter of 2002. Performance was so strong in Korea in the first half of the period that the retreat in more recent months made only a modest dent in overall performance in the six-month time frame. One of our best examples of the kinds of companies we look for is domiciled here: Pacific Corp. As a producer of skin care products and cosmetics, Pacific Corp. is positioned to take advantage of Korea's strengthening consumer confidence. Its leading domestic brand names appeal to the female population of Korea and have enabled the company to gain significant market share. Other features we seek out include the fact that the company is well-managed, and its equity is attractively valued.

Portfolio Positioning and Outlook

From a country perspective, we are maintaining our underweight position in Hong Kong. Some economic data point to a cyclical recovery there, but it will probably be mild. With a limited scope for earnings upgrades, in the immediate future, a sustainable rally for the Hong Kong stock market is unlikely. We are also currently underweight in China, but will look to add to the market as opportunities arise.

We have a market weighting in Singapore. Valuations are reasonable, and restructuring is likely to result in improved performance as the government-linked companies initiate management changes and corporate activities such as privatization, mergers and acquisitions. Tax cuts should also contribute to long-term growth.

Despite the recent deteriorating market sentiment, we remain positive on Korea. Although the appreciation of the won will certainly have a negative impact on the earnings of Korean exporters, it should not pose too serious a problem, as long as it is not too rapid, for the companies with solid fundamentals and a global competitive edge.

Fundamental economic improvement in Malaysia and strength in the consumer sector should continue to be evidenced in corporate earnings. However, relatively expensive valuations and political factors may limit the upside for the equity markets. Uncertainty over the currency peg also poses an overhang for this market.

Due to its strong performance this year, we expect the Indonesian market to be volatile as investors take profits, but we remain positive for the longer term. Besides further privatization initiatives, falling inflation and interest rates should provide ongoing catalysts for Indonesia's equity market.

We believe that the recovery is sufficiently broad-based to support the Thai equity market. The only caveat is that systemic non-performing loans are still significant and provide a drag on part of the public banking and corporate sectors. We are optimistic on the overall market, however, and look to participate through carefully selected sectors.

Although the Indian market is likely to remain subdued in the near term, we believe improving economic numbers and attractive valuations are very positive. A timely monsoon and vigorous government privatization are likely to help improve earnings and sentiment for companies linked to the domestic economy.

In Japan, we do not expect the economy to show much growth, a cyclical upturn driven by inventory rebuilding is in place. Japanese exporters are competitive on a global basis because of the cost-cutting measures taken in recent years. The optimism is reflected in the Bank of Japan's upbeat Tankan survey at the beginning of June, which showed a record rise in the number of large companies reporting favorable business conditions compared with the March level.

In terms of sectors, we are looking to add cyclical stocks, as they have corrected during the past few months and valuations have become more reasonable. We continue to focus on restructuring plays. Again, the long term nature of these investment decisions are appropriate for the closed-end fund structure.

After a few months of decline, several technology stocks in Taiwan are beginning to provide value. Recently, several companies have given mixed signals regarding a pickup in the third-quarter PC demand. As such, the catalyst for technology companies may not be forthcoming in the short term. However, the downside for PC-related companies should also be underpinned by their valuations. We look to accumulate more quality shares as the market consolidates.

U.S. equity markets continue to dominate the outlook for most global markets in the short term. It appears that interest rate increases in the United States have been delayed until the fourth quarter, removing a valuation concern but raising questions over the strength of the U.S. economic recovery.

For Asian equity markets, although absolute performance remains largely dependent on global recovery expectations, the presence and continued strength of domestic demand is key to relative performance. Our economic outlook for Asia is essentially positive. Generally, equity valuations in the Asian region are still comparatively inexpensive. The sharp cycle of earnings downgrades has reversed, and the markets are now upgrading earnings based on economic recovery. Although the domestic demand picture appears attractive and valuations are undemanding, the risks of Asian currencies' strength undermining competitiveness and the uncertain pace of the global economic recovery's becoming a drag on Asian economies must be mitigated. We are managing these risks by ensuring that the stocks we are buying have solid valuation foundations and potential structural underpinnings that are not too dependent on the global economic cycle. The portfolio is concentrated in the stocks where we have our strongest conviction and is evenly diversified across the region's markets, with no strong growth or value bias. Examples of our current strategy are overweight positions in quality segment leaders such as Hang Seng Bank and Telekom Indonesia. Other favored positions include potential industry restructuring candidates, such as Siam Cement.

We thank you for your continued support of Scudder New Asia Fund. We take pride in our closed-end funds and look forward to answering any questions you may have about them. Please feel free to contact our Shareholder Services/Information Line at (800) 349-4281.

Sincerely,
/s/ Nicholas Bratt
/s/ Daniel Pierce

Nicholas Bratt President and Director	Richard T. Hale Chairman of the Board and Director

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' view is subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Other Information

Investment Manager

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Investment Management Americas Inc. (DeIM), which is part of Deutsche Asset Management, is the investment manager ( "Manager") for Scudder New Asia Fund, Inc. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

In addition to the fund, DeIM also manages the assets of other closed-end investment companies which invest primarily in foreign securities including: The Brazil Fund, Inc., Scudder Global High Income Fund, Inc., The Korea Fund, Inc., The Germany Fund, The New Germany Fund and The Central European Equity Fund.

Deutsche Asset Management (Asia) Limited ("DeAM Asia"), an affiliate of Deutsche Investment Management Americas Inc., serves as subadvisor to the fund, effective April 8, 2002. DeAM Asia renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the fund's portfolio that is allocated to it by Deutsche Investment Management Americas Inc. from time-to-time for management.

Appointment of Director and Election of Officers

On April 3, 2002, the Board appointed Richard T. Hale as Director and Chairman of the Board of the fund, effective April 5, 2002, replacing Daniel Pierce. The Board also elected Gary L. French as Treasurer, John R. Hebble as Assistant Treasurer, Terrence Gray as Vice President and Bruce A. Rosenblum as Vice President and Secretary. Theresa Gusman and Kathryn L. Quirk have resigned as officers of the fund.

Dividend Reinvestment Plan and Cash Purchase Plan

The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 32. You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: Scudder New Asia Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Share Repurchases

The Board of Directors of Scudder New Asia Fund, Inc. has authorized the fund to effect periodic repurchases of its shares in the open market from time to time when the fund's shares trade at a discount to their NAV. Subject to periodic review by the fund's Board of Directors, repurchases may be made at such times and in such amounts as the Manager believes will further the achievement of the fund's objectives and depending on market conditions, available funds, regulatory requirements and alternative investment opportunities. During the six months ended June 30, 2002, there were no fund shares purchased by the fund.

Net Asset Value

The fund's NAV is published weekly on Monday and the fund's Market Value is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's NAV is also published in The New York Times and Barron's.

Investment Policies Effective July 31, 2002:

The fund's investment policies and supporting disclosure were changed to the following, effective July 31, 2002:

Under normal conditions, at least 80% of the fund's net assets, plus the amount of any borrowings for investment purposes, will be invested in "Asian Securities." Asian Securities are (i) equity securities of (a) companies that are organized under the laws of, and have securities traded in a market within, any Asian country, or (b) regardless of where organized, derive at least 50% of their revenues from business in any one or more Asian countries, and (ii) subject to certain limitations, debt securities denominated in the currency of any Core Asian Country (as defined below) or issued or guaranteed by any Core Asian Company (as defined below) or the government of any Core Asian Country ("Asian Debt Securities"). The Board will provide stockholders with at least 60 days' notice prior to making any changes to this 80% investment policy.

In addition, under normal conditions, at least 65% of the fund's total assets will be invested in equity securities of "Core Asian Companies." Core Asian Companies are companies that (i) are organized under the laws of, and have securities traded in a market within, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, or Thailand, or any other country in the Asian region that in the future permits foreign investors to participate in its stock markets ("Core Asian Countries"), or (ii) regardless of where organized, derive at least 50% of their revenues from business in Core Asian Countries.

Up to 35% of the fund's total assets may be invested, subject to certain restrictions, in equity securities of (i) companies organized in any other country in Asia which is not defined as a Core Asian Country as well as Australia and New Zealand, (ii) companies, regardless of where organized, which the Investment Manager believes derive, or will derive, at least 25% of their revenues from business in or with such countries, (iii) Asian Debt Securities rated A or better by Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's") or, if unrated, of comparable quality as determined by the Investment Manager, (iv) Asian Debt Securities rated as low as B by Moody's or Standard & Poor's or, if unrated, of comparable quality as determined by the Investment Manager, limited, as a matter of nonfundamental policy, to no more than 10% of the fund's total assets, and (v) short-term debt securities of the type described under "Investment Objective and Policies - Temporary Investments" (in the fund's Registration Statement).

Investment Summary as of June 30, 2002

Historical Information
	Total Return (%)
	Market Value		Net Asset Value (a)
	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	-4.17	-	-3.59	-
One Year	.44	.44	-.63	-.63
Three Year	-21.24	-7.65	-18.63	-6.64
Five Year	-17.22	-3.71	-15.99	-3.42
Ten Year	18.88	1.74	43.20	3.66

Per Share Information and Returns(a)
	Yearly periods ended June 30

	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002
Net Asset Value ($)	17.93	22.44	16.00	16.06	17.26	10.28	17.03	20.16	11.09	11.02
Income Dividends ($)	.08	.48	.02	.02	.03	.15	-	-	-	-
Capital Gains Distributions ($)	.52	-	5.06	.87	.37	.29	-	.61	2.04	-
Total Return (%)	20.28	27.88	-5.41	5.70	10.85	-37.67	65.66	22.96	-33.40	-.63

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Past results are not necessarily indicative of future performance of the Fund.

Portfolio Summary as of June 30, 2002

Asset Allocation	6/30/02	12/31/01

Common Stocks	96%	99%
Cash Equivalents	4%	1%
	100%	100%

Geographical (Excludes Cash Equivalents)	6/30/02	12/31/01

Japan	26%	21%
Korea	23%	24%
Hong Kong	15%	18%
Taiwan	13%	13%
India	6%	8%
Singapore	6%	6%
Thailand	5%	1%
Australia	2%	2%
Malaysia	1%	2%
Other	3%	5%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	6/30/02	12/31/01

Financial	25%	26%
Technology	19%	22%
Manufacturing	16%	12%
Communication	7%	12%
Metals & Minerals	7%	4%
Construction	5%	-
Consumer Staples	4%	3%
Consumer Discretionary	4%	2%
Service Industries	3%	4%
Other	10%	15%
	100%	100%

Asset allocation, geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2002 (30.6% of Portfolio)
1. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	5.7%
2. Taiwan Semiconductor Manufacturing Co. Manufacturer of integrated circuits and other semiconductor devices	Taiwan	4.4%
3. Hang Seng Bank Ltd. Provider of commercial banking services	Hong Kong	3.1%
4. Kookmin Bank Provider of commercial banking services	Korea	2.9%
5. Hutchison Whampoa Ltd. Provider of investment services and other diversified services	Hong Kong	2.7%
6. POSCO Manufacturer of steel	Korea	2.6%
7. China Mobile Ltd. Provider of cellular telecommunication services	Hong Kong	2.4%
8. Nitto Denko Corp. Producer of industrial chemicals	Japan	2.3%
9. Siam Cement Co., Ltd. Operator of construction materials and industrial conglomerate	Thailand	2.3%
10. Mistubishi Corp. Operator of a general trading company	Japan	2.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of June 30, 2002

	Shares	Value ($)
Common Stocks 96.4%
Australia 2.0%
BHP Billiton Ltd. (Producer of petroleum, mineral and steel products)	176,000	1,021,422
Newcrest Mining Ltd. (Producer and explorer of gold)	217,700	929,786
		1,951,208
China 0.9%
PetroChina Co., Ltd. (Producer of crude oil and natural gas)	4,419,000	940,460
Hong Kong 14.7%
Cafe De Coral Holdings Ltd. (Operator of fast food restaurants)	1,480,000	1,147,956
Cathay Pacific Airways Ltd. (Operator of scheduled airline services)	436,000	667,979
Cheung Kong Holdings Ltd. (Provider of real estate services)	157,000	1,308,342
China Mobile Ltd.* (Provider of cellular telecommunication services)	784,000	2,316,835
Hang Seng Bank Ltd. (Provider of commercial banking services)	285,900	3,051,452
Henderson Land Development Co., Ltd. (Developer of property)	336,000	1,391,394
Hong Kong Electric Holdings Ltd. (Operator of a utility company)	136,500	510,128
Hutchison Whampoa Ltd. (Provider of investment services and other diversified services)	355,000	2,651,139
Kingboard Chemicals Holdings Ltd. (Manufacturer of laminates, copper foil and glass fabric)	644,000	569,696
Television Broadcasts Ltd. (Broadcaster and producer of television programs)	177,000	751,120
		14,366,041
India 5.6%
Bajaj Auto Ltd. (Maker of two- and three-wheel vehicles)	80,400	836,745
Bharat Petroleum Corp., Ltd. (Explorer and refiner of crude oil)	172,000	942,726
Dr. Reddy's Laboratories Ltd. (Manufacturer of bulk drugs, formulations and molecules)	53,700	1,037,127
Infosys Technologies Ltd. (Provider of IT consulting and software services)	13,300	894,089
Satyam Computer Services Ltd. (Operator of a computer services company)	182,500	868,425
State Bank of India* (Provider of banking and financial services)	177,000	875,944
		5,455,056
Indonesia 1.4%
PT Telekomunikasi Indonesia (Provider of domestic telecommunication services)	3,141,000	1,351,859
Japan 25.2%
Ajinomoto Co., Inc. (Manufacturer and seller of food products)	103,000	1,108,760
Bank of Yokohama Ltd. (Provider of various banking services)	294,000	1,255,096
Canon, Inc. (Producer of visual image and information equipment)	25,000	947,976
Chiyoda Corp.* (Builder of industry specific factories)	555,000	943,080
Credit Saison Co., Ltd. (Provider of consumer credit services)	43,800	1,043,075
CSK Corp. (Provider of computer related services)	20,600	736,299
Fuji Photo Film Co., Ltd. (Manufacturer of various films, photographic paper, floppy discs, lenses and cameras)	24,000	777,466
Kawasaki Steel Corp.* (Producer of steel)	806,000	1,052,492
KYORIN Pharmaceutical Co., Ltd. (Retailer of prescription medicines)	30,000	725,736
Mitsubishi Corp. (Operator of a general trading company)	297,000	2,155,435
Murata Manufacturing Co., Ltd. (Manufacturer of computers)	19,900	1,282,635
Nidec Corp. (Manufacturer of small-scale motors for hard disc drives)	18,700	1,360,256
Nitto Denko Corp. (Producer of industrial chemicals)	68,000	2,236,973
Nomura Holdings, Inc. (Provider of financial services)	130,000	1,915,205
NTT DoCoMo, Inc. (Provider of telecommunication services and equipment)	405	1,000,084
OJI Paper Co., Ltd. (Manufacturer of paper and paper goods)	152,000	871,552
Sega Corp.* (Maker of commercial amusement equipment)	43,600	1,051,086
Shimamura Co., Ltd. (Retailer of discounted products)	6,700	515,967
Sumitomo Trust & Banking Co., Ltd. (Provider of commercial banking services)	132,000	636,437
Takeda Chemical Industries Ltd. (Manufacturer of pharmaceutical products)	20,000	880,593
Toyota Motor Corp. (Manufacturer of diversified automotive products)	41,200	1,096,689
Yamada Denki Co., Ltd. (Operator of consumer electronic stores)	12,500	1,098,648
		24,691,540
Korea 22.1%
Hyundai Department Store Co., Ltd. (Operator of department stores and hotels)	28,600	872,502
Hyundai Mobis (Manufacturer of transport containers and machinery)	51,400	1,085,254
Hyundai Securities (Provider of brokerage and other financial services)	181,800	1,162,130
Kookmin Bank (Provider of commercial banking services)	57,721	2,802,083
Korea Exchange Bank* (Provider of commercial banking services)	140,400	749,267
Korean Air Lines Co., Ltd.* (Operator of an airline)	50,000	660,848
LG Chemical Ltd. (Manufacturer of engineering plastics)	23,700	856,983
LG Electronics, Inc.* (Manufacturer of telecommunication equipment)	38,330	1,529,377
Pacific Corp. (Manufacturer of life commodities and bio-chemicals)	7,020	816,958
POSCO (Manufacturer of steel)	23,000	2,552,369
Samsung Electronics Co., Ltd. (Manufacturer of electronic parts)	20,470	5,598,196
Samsung Fire & Marine Insurance Co., Ltd. (Provider of insurance products)	13,700	842,727
SK Telecom Co., Ltd. (Provider of mobile telecommunication services)	9,300	2,083,416
		21,612,110
Malaysia 1.4%
IOI Corp. Bhd. (Processor of oil palm, rubber and cocoa)	724,000	1,162,211
Maxis Communications Bhd.* (Supplier of mobile communication services) (c)	162,000	206,763
		1,368,974
Singapore 5.5%
DBS Group Holdings Ltd. (Provider of banking and financing services)	206,000	1,447,252
Sembcorp Logistics Ltd. (Provider of marine-related services)	682,000	853,949
Singapore Press Holdings Ltd. (Publisher, printer and distributor of newspapers and magazines)	76,000	856,884
United Overseas Bank Ltd. (Provider of commercial banking and financial services)	212,496	1,529,008
Venture Corp., Ltd. (Provider of manufacturing services to electronics companies)	89,000	710,992
		5,398,085
Taiwan 12.0%
Advanced Semiconductor Engineering, Inc. (Manufacturer and marketer for integrated circuit packages for computers)	1,248,000	829,261
Advantech Co., Ltd. (Manufacturer of computer networking products)	418,000	919,575
Formosa Chemicals & Fibre Corp. (Manufacturer of artificial fibers for the textile industry)	1,419,000	1,291,158
Media Tek, Inc. (Manufacturer of compact disk CD-ROM and DVD-ROM chip sets)	71,000	909,548
Polaris Securities Co., Ltd.* (Provider of financial services)	2,086,000	967,764
SinoPac Holdings Co.* (Holder company for investments)	2,652,123	1,158,964
Taiwan Semiconductor Manufacturing Co. (Manufacturer of integrated circuits and other semiconductor devices)	2,129,148	4,333,495
Taiwan Styrene Monomer Corp. (Manufacturer of styrene monomer)	879,000	634,059
Test-Rite International Co., Ltd. (Exporter of tools, fans and other household products)	789,000	691,940
		11,735,764
Thailand 4.8%
Land & House Public Co., Ltd.* (Foreign registered) (Developer of real estate projects including single-detached homes and townhouses)	648,000	1,224,997
Siam Cement Co., Ltd. (Foreign registered) (Operator of construction materials and industrial conglomerate)	85,400	2,212,893
TelecomAsia Corp. PLC* (Rights) (Provider of telecommunication services) (c)	299,999	0
Thai Farmers Bank Public Co., Ltd.* (Foreign registered) (Provider of commercial banking services)	1,618,400	1,295,889
		4,733,779
United States 0.8%
Freeport McMoRan Copper & Gold, Inc.* "B" (Operator of a mining company)	43,900	783,615
Total Common Stocks (Cost $85,847,584)		94,388,491

Cash Equivalents 3.6%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $3,560,020)	3,560,020	3,560,020
Total Investment Portfolio - 100.0% (Cost $89,407,604) (a)		97,948,511

* Non-income producing security.
(a) The cost for federal income tax purposes was $90,098,813. At June 30, 2002, net unrealized appreciation for all securities based on tax cost was $7,849,698. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $13,010,594 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,160,896.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Securities valued at fair value by management and approved in good faith following procedures approved by the Directors, amounted to $206,763 (0.2% of net assets). Their values have been estimated by management in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at June 30, 2002 aggregated $208,831. The securities may also have certain restrictions as to resale.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002
Assets
Investments in securities, at value (cost $89,407,604)	$ 97,948,511
Foreign currency, at value (cost $576,585)	580,971
Dividends receivable	234,463
Foreign taxes recoverable	175,873
Total assets	98,939,818
Liabilities
Payable for investments purchased	208,831
Accrued management fee	103,052
Other accrued expenses and payables	117,492
Total liabilities	429,375
Net assets, at value	$ 98,510,443
Net Assets
Net assets consist of: Accumulated net investment loss	(238,025)
Net unrealized appreciation (depreciation) on: Investments	8,540,907
Foreign currency related transactions	(3,770)
Accumulated net realized gain (loss)	(26,174,173)
Paid-in capital	116,385,504
Net assets, at value	$ 98,510,443
Net Asset Value per share ($98,510,443 / 8,941,433 outstanding shares of common stock, issued and outstanding, $.01 par value, 50,000,000 shares authorized)	$ 11.02

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $96,565)	$ 675,584
Interest	18,324
Total Income	693,908
Expenses: Management fee	609,582
Services to shareholders	39,971
Custodian and accounting fees	107,271
Auditing	44,382
Legal	16,773
Directors' fees and expenses	38,595
Reports to shareholders	40,709
Other	34,650
Total expenses	931,933
Net investment income (loss)	(238,025)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	1,445,505
Foreign currency related transactions	(37,901)
1,407,604
Net unrealized appreciation (depreciation) during the period on: Investments	4,108,828
Foreign currency related transactions	11,079
4,119,907
Net gain (loss) on investment transactions	5,527,511
Net increase (decrease) in net assets resulting from operations	$ 5,289,486

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002	Year Ended December 31, 2001
Operations: Net investment income (loss)	$ (238,025)	$ (340,772)
Net realized gain (loss) on investment transactions	1,407,604	(27,469,792)
Net unrealized appreciation (depreciation) on investment transactions during the period	4,119,907	12,469,585
Net increase (decrease) in net assets resulting from operations	5,289,486	(15,340,979)
Distributions to shareholders from net realized gains	-	(758,291)
Fund share transactions:
Reinvestment of distributions	-	1,105,206
Net increase (decrease) in net assets from Fund share transactions	-	1,105,206
Increase (decrease) in net assets	5,289,486	(14,994,064)
Net assets at beginning of period	93,220,957	108,215,021
Net assets at end of period (including accumulated net investment loss of $238,025 at June 30, 2002)	$ 98,510,443	$ 93,220,957
Other Information
Shares outstanding at beginning of period	8,941,433	8,827,983
Shares issued to shareholders in reinvestment of distributions	-	113,450
Net increase (decrease) in Fund shares	-	113,450
Shares outstanding at end of period	8,941,433	8,941,433

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001	2000	1999	1998	1997
Per Share Operating Performance
Net asset value, beginning of period	$ 10.43	$ 12.26	$ 24.09	$ 11.71	$ 11.28	$ 15.26
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	(.04)	(.19)	(.08)	.03	(.05)
Net realized and unrealized gain (loss) on investment transactions	.62	(1.70)	(9.08)	12.46	.40	(3.36)
Total from investment operations	.59	(1.74)	(9.27)	12.38	.43	(3.41)
Less distributions from: Net investment income	-	-	-	-	-	(.18)
Net realized gains on investment transactions	-	(.09)	(2.56)	-	-	-
In excess of net realized gains on investment transactions	-	-	-	-	-	(.39)
Total distributions	-	(.09)	(2.56)	-	-	(.57)
Net asset value, end of period	$ 11.02	$ 10.43	$ 12.26	$ 24.09	$ 11.71	$ 11.28
Market value, end of period	$ 9.20	$ 8.46	$ 9.31	$ 19.81	$ 9.31	$ 9.69
Total Return
Per share net asset value (%)[c]	5.66**	(14.17)	(36.57)	105.72	3.81	(21.89)
Per share market value (%)[c]	8.75**	(8.32)	(41.43)	112.75	(3.87)	(18.05)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	99	93	108	212	103	99
Ratio of expenses (%)	1.89*	1.89	1.68	1.77	1.94	1.90
Ratio of net investment income (loss) (%)	(.48)*	(.35)	(.95)	(.52)	.31	(.31)
Portfolio turnover rate (%)	123*	161	121	92	99	117

a For the six months ended June 30, 2002.
b Based on average shares outstanding during the period.
c Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder New Asia Fund, Inc., (the "Fund") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Net realized and unrealized gains on India securities are subject to certain non-U.S. taxes. The Fund is subject to a 20.0% Taiwan dollar income tax on foreign exchange gain transactions.

At December 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $24,809,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009, the expiration date.

In addition, from November 1, 2001, through December 31, 2001 the Fund incurred approximately $1,407,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending December 31, 2002.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies, investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2001 the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (24,809,000)
Unrealized appreciation (depreciation) on investments	$ 3,066,670

In addition, during the year ended December 31, 2001 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from long-term capital gains	$ 758,291

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended June 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $58,866,183 and $59,889,031, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI"), was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Manager"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable monthly under the Management Agreement is equal to an annual rate of 1.25% of the first $75,000,000 of the Fund's average weekly net assets, 1.15% of the next $125,000,000 of such net assets and 1.10% of such net assets in excess of $200,000,000. Accordingly, for the six months ended June 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 1.23% of the Fund's average weekly net assets.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Manager, is the transfer, dividend-paying and shareholder service agent for the Fund. For the six months ended June 30, 2002, the amount charged to the Fund by SISC aggregated $8,100, of which $1,350 is unpaid at June 30, 2002.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, is the shareholder communications agent of the Fund. For the six months ended June 30, 2002, the amount charged to the Fund by SSC aggregated $7,500, of which $1,250 is unpaid at June 30, 2002.

Scudder Fund Accounting Corporation ("SFAC"), also a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended June 30, 2002, the amount charged to the Fund by SFAC aggregated $41,249, of which $12,851 is unpaid at June 30, 2002.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended June 30, 2002, totaled $5,010 and are reflected as interest income on the Statement of Operations.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of securities of comparable securities in the United States of America.

E. Ownership of the Fund

At June 30, 2002, one shareholder held 14% of the outstanding shares of the Fund.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

Report of Independent Accountants

To the Board of Directors and the Shareholders of Scudder New Asia Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder New Asia Fund, Inc. (the "Fund") at June 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts August 7, 2002	PricewaterhouseCoopers LLP

Stockholder Meeting Results

A Special Meeting of Stockholders of Scudder New Asia Fund, Inc. (the "fund"), was held on March 28, 2002, at the offices of Deutsche Investment Management Americas Inc. (then known as Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts 02110. At the meeting, the following matters were voted upon by the stockholders (the resulting votes are presented below).

1. To approve a new investment advisory, management and administration agreement for the fund with Zurich Scudder Investments, Inc.

Number of Votes:
For	Against	Withheld/Abstain
6,358,448	240,681	65,134

2. To approve a new research and advisory agreement between the Fund's investment manager and Zurich Scudder Investments Singapore Limited.

Number of Votes:
For	Against	Withheld/Abstain
6,344,098	264,127	56,038

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company (the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent"). Note that the fund's share price for purposes of the Plan is calculated net of due-bills, if applicable.

Automatic Participation

Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Transfer Agent in writing otherwise. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by Scudder Investments Service Company, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Amendment of the Plan

Effective June 1, 2002 the Plan for the fund has been amended to provide that UMB Bank, N.A. will act as the Plan Agent for each stockholder of the fund who participates in the Voluntary Cash Purchase Program and Dividend Reinvestment Plan. Scudder Investments Service Company, the fund's Transfer Agent, will continue to provide record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at 800-294-4366.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Transfer Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send their voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $0.75 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: Scudder New Asia Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

Notes

Notes